Exhibit 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Daily Journal Corporation (the "Company") for the fiscal year ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald L. Salzman, President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald L. Salzman

Gerald L. Salzman
Chief Executive Officer, President,
Chief Financial Officer and Treasurer

June 24, 2014

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, and is not being filed as part of the Report or as a separate disclosure document.